SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                 Date of Report
                 (Date of earliest
                 event reported):        May 7, 2001


                          National Research Corporation
                          -----------------------------
             (Exact name of registrant as specified in its charter)


   Wisconsin                         0-29466                    47-0634000
---------------                      -------                    ----------
(State or other                 (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)



                    1245 "Q" Street, Lincoln, Nebraska 68508
                    ----------------------------------------
          (Address of principal executive offices, including zip code)


                                 (402) 475-2525
                                 --------------
                         (Registrant's telephone number)

Item 2.   Acquisition or Disposition of Assets.
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          On May 7, 2001, National Research Corporation (the "Company") acquired certain of the property and assets of the healthcare performance measurement business (the "Acquired Business") of The Picker Institute, Inc., a
Massachusetts charitable corporation ("Institute"), pursuant to an Asset
Purchase Agreement, dated as of May 7, 2001, by and between the Company and the Institute (the "Purchase Agreement"). The Company's acquisition of the assets of the Acquired Business as well as the consummation of the transactions related thereto is referred to herein as the "Acquisition." The Company paid a total cash consideration of $3,500,000 in the Acquisition, $350,000 of which is held in escrow, and has paid or accrued approximately $560,000 of direct acquisition costs.

          Pursuant to the Purchase Agreement, the Company acquired all of the business, rights, claims and assets of Institute to (1) all of the Acquired Business' (a) customer/client databases, records and files, (b) survey instruments, patient and healthcare survey data, report formats and software code, (c) pricing models and research validity and reliability reports, (d) work-in-process, (e) licenses, permits and registrations, (f) trademarks and other intellectual property, including, without limitation, the mark "PICKER INSTITUTE" and (g) general intangibles, and (2) certain of the Acquired Business' contracts and sales orders. All other assets of the Acquired Business (including, without limitation, cash, tax credits and records, notes, accounts receivable, obligations of affiliates of Institute and the rights of Institute under its license agreement with Picker Institute Europe) were retained by Institute. Except for certain specified contractual obligations relating to the Acquired Business, the Company did not assume any liabilities of Institute or the Acquired Business in the Acquisition.

          The Company funded the Acquisition and paid costs associated with the Acquisition through available cash.

          The Purchase Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of the material provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed as an exhibit hereto.

          Similar to the Company, Institute, through the Acquired Business, was engaged in the design, production, marketing, distribution and sale of survey-based performance measurement analysis and tracking services and products for the healthcare industry. The Company intends to continue that business.

Item 7.   Financial Statements and Exhibits.
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          (a)  Financial Statements of Business Acquired.
               -----------------------------------------

          The required financial statements for the Acquired Business are not filed with this Current Report on Form 8-K, but will be filed as soon as practicable and in no event later than July 21, 2001.

          (b)  Pro Forma Financial Information.
               -------------------------------

          The required pro forma financial information is not filed with this Current Report on Form 8-K, but will be filed as soon as practicable and in no event later than July 21, 2001.


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

          (c)  Exhibits.
               --------

          The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.

                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NATIONAL RESEARCH CORPORATION



Date:  May 15, 2001                     By:  /s/ Patrick E. Beans
                                           -------------------------------------
                                        Patrick E. Beans
                                        Vice President, Treasurer, Secretary and
                                         Chief Financial Officer


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

                          NATIONAL RESEARCH CORPORATION

                   Exhibit Index to Current Report on Form 8-K
                                Dated May 7, 2001


Exhibit
Number
------


(2) Asset Purchase Agreement, dated May 7, 2001, by and between National Research Corporation and The Picker Institute, Inc.



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